UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2007

ABRAXIS BIOSCIENCE, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	68-0389419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11755 Wilshire Blvd., Suite 2000, Los Angeles, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 883-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e), (f)

2006 Cash Bonus Awards

On July 14, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Abraxis BioScience (the “Company”) approved cash bonus awards for the Company’s executive officers pursuant to the Company’s corporate bonus plan (the “Bonus Plan”) for fiscal year 2006. Other compensation for fiscal year 2006 was previously reported in the Summary Compensation Table that was included in the Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2007. At the time of the filing of the Form 10-K/A, cash bonuses for executive officers under the Bonus Plan had not yet been determined and were not included in the Summary Compensation Table (except for a portion of the cash bonus payable to Dr. Soon-Shiong). Pursuant to Item 5.02(f) of Form 8-K, the cash bonus awards for the named executive officers for fiscal year 2006 are set forth below. An updated Summary Compensation Table reflecting the cash bonus awards is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Name and Title	2006 Cash Bonus Awards
Patrick Soon-Shiong, Chairman of the Board and Chief Executive Officer	$930,000
Lisa Gopala, Executive Vice President and Chief Financial Officer	$225,000
Richard Maroun, Chief Administrative Officer and General Counsel	$225,000
Carlo Montagner, President Abraxis Oncology Division	$337,500
Bruce Wendel, Executive Vice President of Corporate Development	$150,000

2007 Base Salaries

At its July 14, 2007 meeting, the Compensation Committee also considered the base salaries of the executive officers and approved the increases of the base salaries of the named executive officers as follows:

Name and Title	2007 Base Salaries
Patrick Soon-Shiong, Chairman of the Board and Chief Executive Officer	$870,000
Lisa Gopala, Executive Vice President and Chief Financial Officer	$450,000
Richard Maroun, Chief Administrative Officer and General Counsel	$450,000
Carlo Montagner, President Abraxis Oncology Division	$675,000
Bruce Wendel, Executive Vice President of Corporate Development	$340,000

2007 Bonus Targets

The Compensation Committee also approved the bonus targets for the 2007 corporate bonus plan for the executive officers. The bonus targets represent a percentage of the executive officers’ 2007 base salaries as follows:

Name and Title	Bonus Targets
Patrick Soon-Shiong, Chairman of the Board and Chief Executive Officer	85%
Lisa Gopala, Executive Vice President and Chief Financial Officer	50%
Richard Maroun, Chief Administrative Officer and General Counsel	50%
Carlo Montagner, President Abraxis Oncology Division	50%
Bruce Wendel, Executive Vice President of Corporate Development	40%

2007 Project Bonus

In addition, the Compensation Committee approved an additional bonus to Lisa Gopala in the amount of $200,000 in connection with her efforts with financial matters related to the proposed spin-off of the Company’s proprietary pharmaceutical products business.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	2006 Summary Compensation Table

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXIS BIOSCIENCE, INC.

By:	/s/ Lisa Gopalakrishnan
Lisa Gopalakrishnan
Executive Vice President and Chief Financial Officer

Date:	July 19, 2007